                                                                    EXHIBIT 99.1

NEWS RELEASE
COMPUWARE CORPORATION

                                                                (COMPUWARE LOGO)

Corporate Headquarters
One Campus Martius - Detroit, MICHIGAN 48226
313-227-7300

FOR IMMEDIATE RELEASE
JULY 20, 2006

                    COMPUWARE EARNS EIGHT CENTS PER SHARE IN
                         FISCAL YEAR 2007 FIRST QUARTER

         EARNINGS PER SHARE INCREASE 33 PERCENT FROM PREVIOUS Q1; TOTAL DISTRIBUTED SOFTWARE LICENSE FEES GROW 15 PERCENT YEAR-OVER-YEAR

DETROIT--July 20, 2006--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its first quarter, which ended June 30, 2006.

"As expected, Compuware performed reasonably well to begin the fiscal year," said Compuware Chairman and CEO Peter Karmanos, Jr. "The company continues to expect its performance to accelerate in the second half of the fiscal year, as its recent organizational changes take greater effect."

FIRST QUARTER FISCAL 2007 RESULTS

Compuware reports first quarter revenues of $296.3 million. Net income was $29.3 million, compared to $24.6 million in the same quarter of fiscal 2006. Earnings per share (diluted computation) were eight cents compared to six cents in Q1 of fiscal 2006, based upon 377.5 million and 389.9 million shares outstanding, respectively.

During the company's first quarter, software license fees were $67.5 million. Maintenance fees were $110.3 million, an increase of 2.7 percent from $107.4 million in the first quarter of fiscal 2006. Revenue from professional services in the quarter was $118.5 million.

FIRST QUARTER FISCAL YEAR 2007 HIGHLIGHTS

During the first quarter, Compuware:

     - Announced that the company's Board of Directors authorized the repurchase of up to $125 million of the company's Common Stock.

     - Announced that the company's Board of Directors unanimously voted to amend the Compuware shareholder rights plan. These progressive amendments protect shareholder value and reflect current best-practices in corporate governance. Shareholders will vote on the amended plan by proxy or in person at the company's 2006 Annual Meeting.

                                     -MORE-

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Page 2
Compuware Earns Eight Cents Per Share in Fiscal Year 2007 First Quarter July 20, 2006


     - Signed a definitive agreement to acquire privately held SteelTrace of Dublin, Ireland for approximately $20 million in cash. SteelTrace aligns application delivery to business needs through a structured, visual approach to the management of enterprise application requirements.

     - Rebranded and introduced the newest version of SteelTrace as Optimal Trace(TM), a business requirements management solution that helps IT organizations capture and manage true business requirements. Optimal Trace includes advances that enable easier deployment in modern, global organizations with distributed workforces.

     - Hosted the Compuware Partner Summit, 2006. The summit, focused on "innovation driving business growth," provided five comprehensive learning tracks that detailed partner and customer successes and highlighted collaboration between Compuware, its partners and their joint customers.

     - Formalized a relationship with HP to establish and staff an HP Test Factory. The facility will provide independent verification and validation support for a large HP development engagement and later expansion of the Test Factory to provide full testing services for various client engagements.

     - Hosted an executive roundtable to discuss the business challenges, inefficiencies and increasing costs of healthcare. The interactive, invitation-only event was keynoted by former Speaker of the House and founder of the Center for Health Transformation, Newt Gingrich.

     - Introduced Compuware Changepoint 11, a strategic enhancement to its IT Portfolio Management solution. Changepoint 11 introduces a series of breakthrough capabilities that allow IT organizations to dynamically align resources to meet changing business needs.

     - Announced that Compuware Changepoint was positioned in the Leader Quadrant of The Gartner Magic Quadrant for IT Project and Portfolio Management Applications, published June 22, 2006 and authored by Matt Light and Daniel B. Stang.

     - Showcased the company's wide range of software and solutions that improve productivity for organizations using DB2 at the IDUG 2006 North America. Compuware DB2 solutions enable IT organizations to speed error-resolution, test mission-critical code and easily transition to new technologies.

     - Introduced the new version of its performance testing solution, Compuware QALoad 5.5. This new release extends Compuware's history of delivering enterprise performance-testing capabilities to organizations by improving tester efficiency through automation and through enabling a collaborative approach to improving application quality.

     - Launched the new version of its QACenter Enterprise Edition functional testing solution, Compuware TestPartner 5.4. This release offers a tight functional testing integration with Microsoft Visual Studio 2005 Team System and support for the Microsoft .NET Framework 2.0.

     - Enhanced its application service management solution, Compuware Vantage, by introducing full-time monitoring and root cause analysis for .NET applications. These additions supplement Compuware

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Page 3
Compuware Earns Eight Cents Per Share in Fiscal Year 2007 First Quarter July 20, 2006


          Vantage's already powerful support for Java applications and round out Compuware's web services solution, enabling unique, end-to-end, transaction-level support for hybrid .NET and Java applications.

     - Announced at the Microsoft Tech-Ed 2006 Conference that it is showcasing several application delivery solutions that integrate with Microsoft technologies. These solutions deliver superior value to development, testing and operations teams that develop, deploy and manage Microsoft-based applications.

     - Achieved Ford Motor Company's coveted Q1 2002 certification. Through this certification, Ford acknowledged Compuware as a preferred supplier that pays close attention to processes, improvement, quality of work and customer satisfaction.

     - Announced that eWEEK, a leading IT enterprise news magazine, named Compuware Vantage the winner of the IT Quality Assurance Tools category during the sixth-annual Excellence Awards ceremony held in Boston on May 23. Additionally during the quarter, DevPartner Studio, DevPartner Security Checker and QACenter Enterprise Edition won Productivity Awards in the 16th Annual Software Development Jolt Product Excellence Awards.

     - Announced that Hour Detroit readers voted Compuware Best Place to Work and Best Workplace Ambiance in the magazine's annual Best of Detroit issue.

     -    Earned placement on the DiversityInc Top 50 Companies for Diversity
          List.

     - Announced that Compuware DevPartner Studio has won the Best of Tech-Ed 2006 Award in the "Developer Tools" category.

COMPUWARE CORPORATION

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                       ###

CONFERENCE CALL INFORMATION

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern Time (21:00 GMT). Interested parties calling from the United States should call 877-531-2986. For international access, the conference call number is +1-612-288-0318. A conference call replay will also be available at 800-475-6701 for United States callers and at 320-365-3844 for international callers. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

PRESS CONTACT

Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345

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Page 4
Compuware Earns Eight Cents Per Share in Fiscal Year 2007 First Quarter July 20, 2006


Certain statements in this press release and announcement may constitute forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                    AS OF JUNE 30,
                                               -----------------------
                                                  2006         2005
                                               ----------   ----------
                   ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                   $  610,890   $  517,283
   Investments                                    285,699      297,808
   Accounts receivable, net                       391,016      410,350
   Deferred tax asset, net                         30,709       30,905
   Income taxes refundable, net                    72,923       36,278
   Prepaid expenses and other current assets       27,606       27,181
   Buildings - held for sale                       13,000       19,702
                                               ----------   ----------
      Total current assets                      1,431,843    1,339,507
                                               ----------   ----------
INVESTMENTS                                        23,141       48,761
                                               ----------   ----------
PROPERTY AND EQUIPMENT, LESS ACCUMULATED
   DEPRECIATION AND AMORTIZATION                  391,730      409,368
                                               ----------   ----------
CAPITALIZED SOFTWARE, LESS ACCUMULATED
   AMORTIZATION                                    66,983       58,313
                                               ----------   ----------
OTHER:
   Accounts receivable                            194,268      235,856
   Deferred tax asset, net                         13,781
   Goodwill                                       334,594      319,445
   Other                                           35,933       35,688
                                               ----------   ----------
      Total other assets                          578,576      590,989
                                               ----------   ----------
TOTAL ASSETS                                   $2,492,273   $2,446,938
                                               ==========   ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                            $   20,724   $   22,094
   Accrued expenses                               148,223      140,594
   Deferred revenue                               374,930      397,940
                                               ----------   ----------
      Total current liabilities                   543,877      560,628
DEFERRED REVENUE                                  319,612      332,591
ACCRUED EXPENSES                                   14,593       17,304
DEFERRED TAX LIABILITY, NET                        28,380        2,129
                                               ----------   ----------
      Total liabilities                           906,462      912,652
                                               ----------   ----------
SHAREHOLDERS' EQUITY:
   Common stock                                     3,737        3,877
   Additional paid-in capital                     759,962      748,264
   Retained earnings                              811,504      774,434
   Accumulated other comprehensive income          10,608        7,711
                                               ----------   ----------
      Total shareholders' equity                1,585,811    1,534,286
                                               ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $2,492,273   $2,446,938
                                               ==========   ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   QUARTER ENDED
                                                      JUNE 30,
                                                -------------------
                                                  2006       2005
                                                --------   --------
REVENUES:
   Software license fees                        $ 67,465   $ 68,022
   Maintenance fees                              110,317    107,374
   Professional services fees                    118,536    121,932
                                                --------   --------
      Total revenues                             296,318    297,328
                                                --------   --------
OPERATING EXPENSES:
   Cost of software license fees                   6,585      5,687
   Cost of professional services                 107,615    106,245
   Technology development and support             37,240     35,653
   Sales and marketing                            65,768     72,037
   Administrative and general                     46,228     48,229
                                                --------   --------
      Total operating expenses                   263,436    267,851
                                                --------   --------
INCOME FROM OPERATIONS                            32,882     29,477
OTHER INCOME, NET                                 10,881      6,733
                                                --------   --------
INCOME BEFORE INCOME TAXES                        43,763     36,210
INCOME TAX PROVISION                              14,442     11,587
                                                --------   --------
NET INCOME                                      $ 29,321   $ 24,623
                                                ========   ========
DILUTED EPS COMPUTATION
Numerator:  Net income                          $ 29,321   $ 24,623
                                                --------   --------
Denominator:
   Weighted-average common shares outstanding    376,759    388,243
   Dilutive effect of stock options                  768      1,680
                                                --------   --------
   Total shares                                  377,527    389,923
                                                --------   --------
Diluted EPS                                     $   0.08   $   0.06
                                                ========   ========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                  THREE MONTHS ENDED
                                                                                       JUNE 30,
                                                                                ---------------------
                                                                                   2006        2005
                                                                                ---------   ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Net income                                                                   $  29,321   $  24,623
   Adjustments to reconcile net income to cash provided by operations:
      Depreciation and amortization                                                13,393      12,842
      Acquisition tax benefits                                                      1,309       1,751
      Stock option compensation                                                     2,797
      Deferred income taxes                                                         4,700       7,280
      Other                                                                          (136)      4,469
      Net change in assets and liabilities, net of effects from acquisitions:
         Accounts receivable                                                       56,772      38,350
         Prepaid expenses and other current assets                                 (2,565)     (2,705)
         Other assets                                                                 667        (680)
         Accounts payable and accrued expenses                                    (32,393)    (40,784)
         Deferred revenue                                                         (14,614)      6,461
         Income taxes                                                               4,626      (2,974)
                                                                                ---------   ---------
            Net cash provided by operating activities                              63,877      48,633
                                                                                ---------   ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Purchase of:
      Businesses, net of cash acquired                                            (20,484)    (30,917)
      Property and equipment                                                       (2,663)     (3,120)
      Capitalized software                                                         (5,486)     (5,324)
   Proceeds from sale of property                                                   2,016
   Investments:
      Proceeds                                                                    125,816     100,904
      Purchases                                                                  (137,304)    (79,077)
                                                                                ---------   ---------
            Net cash used in investing activities                                 (38,105)    (17,534)
                                                                                ---------   ---------
CASH FLOWS USED IN FINANCING ACTIVITIES:
   Net proceeds from exercise of stock options                                        597       1,774
   Contribution to stock purchase plans                                             1,504       2,405
   Repurchase of common stock                                                     (32,839)    (10,770)
                                                                                ---------   ---------
            Net cash used in financing activities                                 (30,738)     (6,591)
                                                                                ---------   ---------
EFFECT OF EXCHANGE RATE CHANGES ON CASH                                             3,794      (4,912)
                                                                                ---------   ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                               (1,172)     19,596
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                  612,062     497,687
                                                                                ---------   ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $ 610,890   $ 517,283
                                                                                =========   =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                               QUARTER ENDED                  QUARTER
                                            -------------------                ENDED
                                            JUNE 30,   JUNE 30,    YR - YR   MARCH 31,   QTR - QTR
                                              2006       2005     % Change      2006      % Change
                                            --------   --------   --------   ---------   ---------
License Fees:
   Distributed Product License Fees
      DevPartner                            $  2,938   $  2,812      4.5%    $  3,119      (5.8%)
      QACenter and File-AID Client/Server      5,558      5,033     10.4%       7,566     (26.5%)
      UNIFACE and Optimal                      3,290      4,484    (26.6%)      5,364     (38.7%)
      Vantage                                 15,488      9,803     58.0%      16,697      (7.2%)
      Changepoint                              2,426      3,684    (34.1%)      2,201      10.2%
                                            --------   --------              --------
   Total Distributed Product License Fees     29,700     25,816     15.0%      34,947     (15.0%)
   Mainframe Product License Fees             37,765     42,206    (10.5%)     46,839     (19.4%)
                                            --------   --------              --------
Total License Fees                            67,465     68,022     (0.8%)     81,786     (17.5%)
Maintenance Fees                             110,317    107,374      2.7%     107,674       2.5%
                                            --------   --------              --------
Total Products Revenue                      $177,782   $175,396      1.4%    $189,460      (6.2%)
                                            ========   ========              ========
Total Mainframe Products Revenue            $119,741   $123,376     (2.9%)   $127,554      (6.1%)
Total Distributed Products Revenue          $ 58,041   $ 52,020     11.6%    $ 61,906      (6.2%)
Total Products Revenue by Geography
   North America                            $100,426   $ 94,866      5.9%    $ 95,977       4.6%
   International                            $ 77,356   $ 80,530     (3.9%)   $ 93,483     (17.3%)
Product Releases
   Mainframe                                       3          4    (25.0%)          5     (40.0%)
   Distributed                                    12          4    200.0%           7      71.4%
Total Costs of Software Products            $109,593   $113,377     (3.3%)   $114,494      (4.3%)
Professional Services
   Professional Services Revenue            $118,536   $121,932     (2.8%)   $120,022      (1.2%)
   Contribution Margin                          9.2%      12.9%                 13.0%
   Billable Headcount                          3,563      3,781     (5.8%)      3,666      (2.8%)
Total Company Headcount                        7,525      7,672     (1.9%)      7,510       0.2%
Total DSO                                      118.9      124.2                 121.8
Total DSO (Billed)                              50.0       53.4                  56.3